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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 22, 2005

                             FARO TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

           Florida                     0-23081                59-3157093
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 (State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)

     125 Technology Park, Lake Mary, Florida                       32746
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (407) 333-9911


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     On August 22, 2005, FARO Technologies announced via press release, subject:
FARO Names Delcam First Partner of New "Software Diversity Program". A copy of the press release is attached hereto.

(c)   Exhibits

99.1  Press release dated as of August 22, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       FARO TECHNOLOGIES, INC.
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                                                       (Registrant)

Date August 22, 2005

                                                       /s/ GREGORY A. FRASER
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                                                       Gregory A. Fraser
                                                       Executive Vice President,
                                                       Secretary and Treasurer